UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission File Number)	(IRS Employer
Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2023, Arcimoto, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), at which the shareholders approved an amendment to the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan, which was previously adopted by the board of directors of the Company, subject to shareholder approval. A description of the terms and conditions of the plan and the amendment is included in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 1, 2023 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 16,2023. Of the 7,338,249 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 3,171,602 shares, representing approximately 43.2% of the total voting power of all of the outstanding common stock. At the Annual Meeting, the shareholders voted on five proposals, as described in greater detail in the Definitive Proxy Statement, and cast their votes as described below.

1.	The following individuals were elected to serve as directors of the Company, each of whom will hold office until the 2024 annual meeting of shareholders and until his or her successor is duly elected and qualified. Votes cast were as follows:

Nominee	For	Withheld	Broker Non-Vote
Mark D. Frohnmayer	984,169	69,636	—
Dan M. Creed	964,816	88,989	—
Joshua S. Scherer	958,014	95,791	—
Jesse G. Eisler	960,934	92,871	—
Christopher W. Dawson	1,001,425	52,380	—

2.	The proposed amendment to the Arcimoto, Inc. 2022 Omnibus Stock Incentive Plan was approved. Votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
690,277	335,430	28,098	2,117,797

3.	The shareholders of the Company voted to approve an advisory resolution approving the compensation of the Company’s executive officers as disclosed in the Company’s Definitive Proxy Statement for the Annual Meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. Votes cast were as follows:

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For	Against	Abstain	Broker Non-Vote
763,307	265,112	25,386	2,117,797

4.	The shareholders of the Company voted upon an advisory resolution to determine whether the aforementioned advisory vote to approve the compensation of the Company’s executive officers will occur every year, every two years, or every three years pursuant to the requirements of Section 14A of the Exchange Act and the rules promulgated thereunder. Votes cast were as follows:

1 Year	2 Years	3 Years	Abstain
931,778	98,199	13,016	10,812

5.	The shareholders of the Company voted upon a resolution to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
3,057,616	90,628	23,358	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: June 21, 2023	By:	/s/ Christopher W. Dawson
Christopher W. Dawson
Chief Executive Officer

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